UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2020

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Totten Pond Road, Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market
Series A Participating Preferred Stock Purchase Rights	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Fiscal 2021 Incentive Bonus Plans

On May 24, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of SeaChange International, Inc. (“SeaChange”) established short-term and long-term incentive bonus plans for the fiscal year ending January 31, 2021 (the “Short-Term Plan”, and the “Long-Term Plan”, respectively, and together, the “2021 Plans”) for Yossi Aloni, our President and Chief Executive Officer; Michael Prinn, our Chief Financial Officer, Senior Vice President and Treasurer; Marek Kielczewski, our Chief Technology Officer and Senior Vice President; and Chad Hassler, our Chief Commercial Officer and Senior Vice President; each of whom is a named executive officer of SeaChange. The 2021 Plans are designed to attract, motivate, retain and reward the Company’s named executive officers, while aligning their interests with those of our stockholders.

The below-described 2021 Plans were established by the Committee after giving consideration to compensation practices of SeaChange’s peer companies, and commentary regarding executive compensation trends and practices, including that published by Institutional Shareholder Services.

Short-Term Plan

Under the Short-Term Plan, Mr. Aloni will be eligible to receive a target bonus of $400,000, Mr. Prinn will be eligible to receive a target bonus of $260,000, and each of Messrs. Kielczewski and Hassler will be eligible to receive a target bonus of $320,000.

Up to 80% of the named executive officers’ respective target bonuses will be payable based upon SeaChange’s achievement of two financial metrics (total revenue and non-GAAP operating income) (the “Short-Term Financial Goals”) during fiscal 2021 (the “Financial Goals Component”), and the remaining 20% of the named executive officers’ respective target bonuses will be payable if SeaChange achieves a minimum cash balance goal during fiscal 2021 (the “Cash Balance Component”). If SeaChange meets: (i) certain threshold Short-Term Financial Goals, the named executive officers will receive 75% of their respective Financial Goals Component; (ii) target Short-Term Financial Goals, the named executive officers will receive 100% of their respective Financial Goals Component; and (iii) stretch Short-Term Financial Goals, the named executive officers will receive 125% of their respective Financial Goals Component, with bonuses calculated based on linear interpolation for performance between threshold and stretch achievement of the Short-Term Financial Goals. The named executive officers’ respective Cash Balance Component will be paid out at 100% if the target minimum cash balance is achieved, subject to adjustment for extraordinary, non-recurring items.

The bonuses are payable in cash and are determined upon the conclusion of SeaChange’s 2021 fiscal year.

The novel coronavirus (“COVID-19”) pandemic continues to create global business disruptions, to interrupt our operations and to create potential negative impacts on our revenues and other financial results. The extent to which COVID-19 will impact our financial condition or results of operations is currently uncertain and depends on a number of factors including the impact on our customers, our partners and vendors and on the operation of the global markets in general. The ultimate impact of the COVID-19 pandemic and the effects of operational alterations we have made in response on our business, financial condition, liquidity and financial results cannot be predicted at this time. Accordingly, the Committee reserves the right to assess the effects of COVID-19 on the business and to adjust the Short-Term Financial Goals and target minimum cash balance during fiscal 2021, as appropriate.

Long-Term Plan

Under the Long-Term Plan, and pursuant to the terms of SeaChange’s Second Amended and Restated 2011 Compensation and Incentive Plan (the “2011 Plan”), SeaChange has made the following equity incentive awards, each with a grant date of May 26, 2020:

•	stock options equal in value to $650,000 to Mr. Aloni;

•	performance stock units (“PSUs”) equal in value to $150,000 and restricted stock units (“RSUs”) equal in value to $50,000 to Mr. Prinn;

•	PSUs equal in value to $307,500 and RSUs equal in value to $102,500 to Mr. Kielczewski; and

•	PSUs equal in value to $195,000 and RSUs equal in value to $65,000 to Mr. Hassler.

The number of stock options underlying Mr. Aloni’s award will be calculated based on the Black-Scholes value of the stock options on the date of grant, and will have an exercise price equal to the closing price of SeaChange’s common stock on May 22, 2020, the last trading day prior to the date of grant. The number of shares underlying the PSU and RSU awards will be calculated using the closing price of SeaChange’s common stock on the grant date. The awards will be evidenced by the applicable form of award agreement under the 2011 Plan.

The RSUs shall vest in three-equal tranches on the first, second and third anniversary of the grant date. The RSUs will be subject to the terms of the named executive officers’ Change in Control and Severance Agreements with SeaChange (the “Change in Control and Severance Agreements”), which provide for double trigger acceleration of vesting upon a “Change in Control” (as such term is defined therein).

The PSUs and stock options will be eligible to begin vesting upon SeaChange’s attainment of a threshold share price over a period of twenty consecutive trading days within three years from the grant date (the “Performance Goal”), which such measure will be subject to adjustment for extraordinary, non-recurring items, as determined by the Committee. If the Performance Goal is met in the first year, then the PSUs or stock options, as applicable, will vest in three equal tranches on the first, second and third anniversary of the grant date. If the Performance Goal is met in the second year, then the PSUs or stock options, as applicable, will vest in three equal tranches, with the first tranche vesting on the date the Performance Goal is met, and the second and third tranches vesting on the second and third anniversary of the grant date. If the Performance Goal is met in the third year, then the PSUs or stock options, as applicable, will vest in three equal tranches, with the first and second tranches vesting on the date the Performance Goal is met and the third tranche vesting on the third anniversary of the grant date. Upon the latter to occur of a “Change in Control” and a “Covered Termination” (as each such term is defined in Change in Control and Severance Agreements), any outstanding PSUs or stock options will vest in full.

In addition, the portion of previously granted long-term incentive PSUs subject to vesting during fiscal 2021 shall vest subject to the achievement of the Short-Term Financial Goals and minimum cash balance described above, each subject to adjustment for extraordinary, non-recurring items, as determined by the Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

Dated: May 27, 2020	by:	/s/ Michael D. Prinn
Michael D. Prinn
Chief Financial Officer, Senior Vice President and Treasurer